UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): March 30, 2005
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GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)
14313 North May Avenue Suite 100 Oklahoma City, Oklahoma (Address of principal executive offices)		73134 (Zip code)
(405) 848-8807 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

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Item 2.02. Results of Operations and Financial Condition

On March 30, 2005 Gulfport Energy Corporation issued a press release regarding its results of operations, completion of its engineering reserve report for the year ended December 31, 2004 and the commencement of its 2005 drilling program. A copy of this press release is furnished as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure

On March 30, 2005 Gulfport Energy Corporation issued a press release regarding its results of operations, completion of its engineering reserve report for the year ended December 31, 2004 and the commencement of its 2005 drilling program. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 30, 2005 announcing the results of operations for the year ended December 31, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: April 5, 2005	By:	/s/ Michael Moore
Michael Moore
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 30, 2005 announcing the results of operations for the year ended December 31, 2004.

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